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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 10, 2005

                           Blue River Bancshares, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

             0-24501                                      35-2016637
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    (Commission File Number)                   (IRS Employer Identification No.)

  29 E. Washington Street, Shelbyville, Indiana                        46176
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  (Address of Principal Executive Offices)                          (Zip Code)

                                 (317) 398-9721
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 10, 2005, Blue River Bancshares, Inc. (the "Registrant"), Shelby County Bank, Heartland Bancshares, Inc. ("Heartland") and Heartland Community Bank entered into an agreement (the "Termination Agreement") to terminate the Agreement of Affiliation and Merger (the "Merger Agreement") which they had entered into on August 31, 2004. The Registrant and Heartland also agreed to terminate the reciprocal stock option agreements (the "Stock Option Agreements") which they had entered into with each other in connection with the Merger Agreement on that same date.

Certain other related agreements, including the voting agreements entered into by the directors of the Registrant and Heartland and the affiliate agreements entered into by the directors and executive officers of Heartland, were also terminated by the Termination Agreement. The Termination Agreement does not effect the existing confidentiality agreement between the Registrant and Heartland.

A copy of the Termination Agreement is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety.

The decision to terminate the Merger Agreement was reached after it became apparent that approval of the transaction by the Board of Governors of the Federal Reserve System would not be received prior to June 30, 2005, which is the date beyond which either party could unilaterally terminate the merger agreement without cause. As a result, the transaction either needed to be restructured or the time period in which to complete the transaction needed to be extended. Heartland's board of directors determined to terminate the Merger Agreement. As a result of Heartland's decision, Blue River's board of directors determined to mutually agree with Heartland to terminate the Merger Agreement.

The Termination Agreement provides that, as of February 10, 2005 the Merger Agreement and the Stock Option Agreements are terminated and of no further force or effect, and no party shall have any liability thereunder, except with respect to certain specified obligations relating to confidentiality and the payment of certain accounting and transaction related expenses. No termination fees are payable by any party as a result of the termination of the Merger Agreement or the Stock Option Agreements.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety in this Item 1.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS
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         10.1     Termination Agreement, dated February 10, 2005, by and among
                  Blue River Bancshares, Inc., Shelby County Bank, Heartland Bancshares, Inc. and Heartland Community Bank.

         10.02 Agreement of Affiliation and Merger, dated August 31, 2004, by and among Blue River Bancshares, Inc., Shelby County Bank, Heartland Bancshares, Inc. and Heartland Community Bank (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on September 1,
                  2004).

         10.03 Stock Option Agreement, dated August 31, 2004, between Blue River Bancshares, Inc. and Heartland Bancshares, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on September 7,
                  2004).

         10.04 Stock Option Agreement, dated August 31, 2004, between Heartland Bancshares, Inc. and Blue River Bancshares, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Heartland Bancshares, Inc. (SEC File Number: 333-32245), on September 7, 2004).

         99.1     Press Release dated February 10, 2005.


                                     * * * *
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BLUE RIVER BANCSHARES, INC.
                                      (Registrant)


Date: February 10, 2005               By: /s/ Russell Breeden, III
                                          -------------------------------
                                          Russell Breeden, III
                                          Chairman and Chief Executive Officer
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                                INDEX TO EXHIBITS

     Exhibit No.                                                  Description
     -----------                                                  -----------
        10.01                Termination Agreement, dated February 10, 2005, by and among Blue River Bancshares,
                             Inc., Shelby County Bank, Heartland Bancshares, Inc. and Heartland Community Bank.

        10.02                Agreement of Affiliation and Merger, dated August 31, 2004, by and among Blue River
                             Bancshares, Inc., Shelby County Bank, Heartland Bancshares, Inc. and Heartland
                             Community Bank (incorporated by reference to Exhibit 2.1 to the Current Report on
                             Form 8-K filed by the Registrant on September 1, 2004).


        10.03                Stock Option Agreement, dated August 31, 2004, between Blue River Bancshares, Inc.
                             and Heartland Bancshares, Inc. (incorporated by reference to Exhibit 10.1 to the
                             Current Report on Form 8-K filed by the Registrant on September 7, 2004).

        10.04                Stock Option Agreement, dated August 31, 2004, between Heartland Bancshares, Inc.
                             and Blue River Bancshares, Inc. (incorporated by reference to Exhibit 10.1 to the
                             Current Report on Form 8-K filed by Heartland Bancshares, Inc. (SEC File Number:
                             333-32245), on September 7, 2004).

         99.1                Press Release, dated February 10, 2005